[COOPERS & LYBRAND--LOGO]


                                               May 8, 1997

Securities and Exchange Commission
450 Fifty Street, N.W.
Washington, DC 20549

Gentlemen:

We have read the statements made by SLM International, Inc., which we understand was filed with the Commission, pursuant to Item 4 of Form 8-K, on April 30, 1997. We agree with the statements concerning our Firm in such Form 8-K.



                                               Very truly yours,


                                               /s/ COOPERS & LYBRAND L.L.P.
                                                   -----------------------------
                                                   Coopers & Lybrand L.L.P.